FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of December 17, 1999 (this "Amendment"), among HYDROCHEM HOLDING, INC., a Delaware corporation ("Holding"), HYDROCHEM INDUSTRIAL SERVICES, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:
                                   ----------

                  WHEREAS,   Holding,   the   Borrower,   the  Lenders  and  the
Administrative Agent are parties to a Credit Agreement, dated as of November 19, 1999 (the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW THEREFORE, it is agreed:

I.                  First Amendment to Credit Agreement.
                    ------------------------------------

                  1. The Lenders hereby agree (i) that Section 9.04(xi) of the Credit Agreement is hereby amended by deleting the amount "$500,000" appearing in the last line thereof and inserting the amount "$1,000,000" in lieu thereof, and (ii) that as of the Amendment Effective Date (as defined below) the foregoing amendment to Section 9.04(xi) shall be deemed to have been effective as of the Initial Borrowing Date and any Default or Event of Default that has arisen solely as a result of such indebtedness under Section 9.04(xi) being in excess of $500,000 and less than or equal to $1,000,000 is hereby waived.

II.           Miscellaneous.
              --------------

                  1. In order to induce the Lenders to enter into this Amendment, each of Holding and the Borrower hereby represents and warrants that
(i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, in each case after giving effect to this Amendment.


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                  2.  This  Amendment  is  limited  as  specified  and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of Holding, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at the Notice Office. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

                  6. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *
                                        2


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                  IN WITNESS  WHEREOF,  each of the parties  hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       HYDROCHEM HOLDING, INC.

                                       By: /s/ Selby F. Little, III
                                       ----------------------------
                                       Name: Selby F. Little, III
                                       Title:Executive Vice President
                                             Chief Financial Officer


                                       HYDROCHEM INDUSTRIAL SERVICES, INC.

                                       By: /s/ Selby F. Little, III
                                       ----------------------------
                                       Name: Selby F. Little, III
                                       Title:Executive Vice President
                                             Chief Financial Officer


                                       BANK OF AMERICA, N.A.
                                        Individually and as Administrative Agent

                                       By: /s/ John J. ONeill
                                       ----------------------------
                                       Name: John J. ONeill
                                       Title:Managing Director


                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                          ASSOCIATION

                                       By: /s/ Linda Masera
                                       ----------------------------
                                       Name: Linda Masera
                                       Title:Vice President


                                       NATEXIS BANQUE - BFCE

                                       By: /s/ Daniel Payer
                                       ----------------------------
                                       Name: Daniel Payer
                                       Title:Assistant Vice President

                                       By: /s/ Louis P. Laville, III
                                       ----------------------------
                                       Name: Louis P. Laville, III
                                       Title:Vice President and Group Manager


                                       NATIONAL CITY BANK OF KENTUCKY

                                       By: /s/ Tom Gurbach
                                       ----------------------------
                                       Name: Tom Gurbach
                                       Title:Vice President